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                                                                   Exhibit 23(a)

                          INDEPENDENT AUDITORS' CONSENT

       We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-40663 of PureTec Corporation on Form S-3 of our report dated November 13, 1997, appearing in the Annual Report on Form 10-K (as amended) of PureTec Corporation for the year ended July 31, 1997, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


Deloitte & Touche LLP
Parsippany, New Jersey


January 13, 1998